UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2018

TREMONT MORTGAGE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Tremont Mortgage Trust and / or its applicable wholly owned subsidiary.

Item 1.01.  Entry into a Material Definitive Agreement.

On November 6, 2018, we amended our master repurchase agreement with Citibank, N.A. pursuant to which we may sell to Citibank, N.A., and later repurchase, floating rate mortgage loans and other related assets, to increase the maximum amount of available advancements thereunder from $100 million to $135 million and to change the stated expiration date thereof from February 9, 2021 to November 6, 2021, subject to earlier termination as provided for in the master repurchase agreement.

The foregoing description of the amendment to our master repurchase agreement is not complete and is qualified in its entirety by reference to the full text of the First Amendment to Master Repurchase Agreement and First Amendment to Fee Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  CONTINUED AVAILABILITY OF FINANCING UNDER OUR MASTER REPURCHASE AGREEMENT IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CONDITIONS THAT WE MAY BE UNABLE TO SATISFY,

•                  FINANCING FOR FLOATING RATE MORTGAGES AND OTHER RELATED ASSETS THAT WE MAY SEEK TO SELL PURSUANT TO OUR MASTER REPURCHASE AGREEMENT IS SUBJECT TO APPROVAL BY THE LENDER UNDER OUR MASTER REPURCHASE AGREEMENT WHICH MAY NOT BE OBTAINED, AND

•                  OUR ABILITY TO OBTAIN ADDITIONAL FINANCING UNDER OUR MASTER REPURCHASE AGREEMENT IS CONTINGENT UPON OUR ABILITY TO EFFECTIVELY ORIGINATE ADDITIONAL INVESTMENTS. HOWEVER, WE CANNOT BE SURE THAT WE WILL BE ABLE TO USE OUR MASTER REPURCHASE AGREEMENT AS WE EXPECT OR EFFECTIVELY ORIGINATE ADDITIONAL INVESTMENTS IN THE NEAR FUTURE OR AT ALL.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING

STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1	First Amendment to Master Repurchase Agreement, dated November 6, 2018, by and among Citibank, N.A., TRMT CB Lender LLC and Tremont Mortgage Trust. (Filed herewith.)

10.2	First Amendment to Fee Agreement, dated November 6, 2018, by and between Citibank, N.A. and TRMT CB Lender LLC. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Date: November 7, 2018